420 Throckmorton Street Suite 200 Ft. Worth, Texas 76102 1-800-280-2404

October 26, 2016

James Ketner
4100 Felps Drive, Suite C
Colleyville, TX 76034

Mr. Ketner,

In accordance with the board resolution passed unanimously and signed on October 26, 2016, The Board of Directors of Galenfeha, Inc. extends to you the offer to serve as the company’s Interim Chairman and CEO.

As Interim Chairman and CEO, full voting rights are granted. The appointment commences immediately upon your acceptance, and remains effective through December 31, 2016.

Accepted by:	Date: October 27, 2016

/s/ James Ketner
James Ketner